Loan No. 400030964

                     SECOND MORTGAGE AND SECURITY AGREEMENT

     THIS SECOND MORTGAGE AND SECURITY AGREEMENT, (as the same may from time to time be extended, renewed or modified, the "Mortgage"), is granted as of the 14 day of August 1998, by JAGI CLEVELAND - HUDSON, LLC, a Delaware limited liability company ("Mortgagor"), having its principal place of business at 8534 East Kemper Road, Cincinnati, Ohio 45249, to AMRESCO CAPITAL, L.P., a Delaware limited partnership ("Mortgagee"), having its principal place of business at 700 North Pearl Street, Suite 2400, LB 342, Dallas, Texas 75201-7424, Attention:
Loan Servicing, the mortgagee hereunder.

                                    RECITALS

     A. Mortgagor is justly indebted unto the Mortgagee under that certain Note, dated of even date herewith, made by Mortgagor and payable to the order of Mortgagee in the principal amount of $13,300,000 (as now or hereafter amended, restated, modified, substituted, or replaced, the "First Note").

     B. The First Note is secured, inter alia, by a Mortgage and Security Agreement, of even date herewith, executed by Mortgagor in favor of Mortgagee, and filed for record in Summit County, Ohio, prior to this Mortgage (as now or hereafter amended, restated, modified, substituted, or replaced, the "First Mortgage").

     C. Mortgagee, Mortgagor, JAGI Cleveland - Independence, LLC, an Ohio limited liability company ("JAGI Independence"), JAGI Montrose West, LLC, an Ohio limited liability company ("JAGI Montrose"), and JAGI North Canton, LLC, an Ohio limited liability company ("JAGI Canton"), have entered into a Loan Agreement, also dated of even date herewith (the "Loan Agreement"), whereby Mortgagee agreed to lend an aggregate $44,000,000 to Mortgagor, JAGI Independence, JAGI Montrose, and JAGI Canton, evidenced by the First Note and by three other notes (the "Other Notes"), all of even date herewith, payable to the order of Mortgagee in the aggregate principal amount of $30,700,000, one being made by JAGI Independence in the principal amount of $21,800,000, one being made by JAGI Montrose in the principal amount of $3,500,000, and one being made by JAGI Canton in the principal amount of $5,400,000.

     D. Mortgagee has required Mortgagor to grant this Mortgage as a condition to making the $44,000,000 loan pursuant to the Loan Agreement.

     NOW, THEREFORE, to secure (i) the payment of an indebtedness in the original principal sum of Thirty Million Seven Hundred Thousand and No/100 Dollars ($30,700,000), lawful money of the United States of America, to be paid with interest according to the Other Notes, and all other sums, liabilities and obligations constituting the Debt (as defined in the Other Notes), (ii) the payment of all sums advanced or incurred by Mortgagee contemplated hereby, and
(iii) the performance of the obligations and covenants herein contained, Mortgagor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Mortgagee the real property described in Exhibit A attached hereto (the "Premises") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

     TOGETHER WITH: all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements together with the following property, rights, interests and estates being hereinafter described are collectively referred to herein as the "Mortgaged Property"):

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          (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (b) all machinery, furnishings, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other personal property of every kind and nature (hereinafter collectively called the "Equipment"), whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements, including without limitation, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, cable t.v. equipment, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, fittings, plants, apparatus, stoves, ranges, refrigerators, cutlery and dishes, laundry machines, tools, machinery, engineers, dynamos, motors, boilers, incinerators, washers and dryers, other customary hotel equipment, and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements, including the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Mortgaged Property is located (the "Uniform Commercial Code") superior in lien to the lien of this Mortgage;

          (c) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and Improvements;

          (d) all leases, subleases and other agreements affecting the use, enjoyment or occupancy of the Premises and the Improvements heretofore or hereafter entered into (including, without limitation, any and all security interests, contractual liens and security deposits) (the "Leases") and all income, rents, issues, profits and revenues (including all oil and gas or other mineral royalties and bonuses) from the Premises and the Improvements, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Mortgagor or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;


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          (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

          (f) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

          (g) all accounts, escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all contract rights, franchises, books, contracts, certificates, records, plans, specifications, permits, licenses (to the extent assignable), approvals, actions, and causes of action which now or hereafter relate to, are derived from or are used in connection with the Premises, or the use, operation, construction, management, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively called the "Intangibles"); and

          (h) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Mortgaged Property as a result of tax certiorari or any application or proceedings for reduction;

          (i) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; and

          (j) any and all proceeds and products of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Debt and the performance of Mortgagor's obligations under the Loan Documents (as defined in the Note), including (without limitation) the Tax and Insurance Escrow Fund (hereafter defined) and the Replacement Escrow Fund (hereafter defined), and all other escrows established with Mortgagee by Mortgagor.

     TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

     AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

     1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Mortgagor will duly and punctually perform all of the covenants, conditions and agreements contained in this Mortgage and the other Loan Documents all of which covenants, conditions and agreements are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

     2. Warranty of Title. Mortgagor warrants that Mortgagor is the sole owner of and has good, legal, marketable and insurable fee simple title to the Mortgaged Property and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage and to encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for the First Mortgage and those exceptions shown in the title insurance policy insuring the lien of the First Mortgage. This Mortgage is and will remain a valid and enforceable second lien on and security interest in the Mortgaged Property, subject only to said exceptions. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever except as aforesaid.


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     3. Insurance. Mortgagor, at its sole cost and expense, will keep the
Mortgaged Property insured during the entire term of this Mortgage as required by the terms of the First Mortgage.

     (a) All policies of insurance (the "Policies") maintained by the terms of the First Mortgage (i) shall contain a standard noncontributory mortgagee (subject the rights of the holder of the First Mortgage) clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (ii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under said Policies and that Mortgagee shall receive at least thirty (30) days prior written notice or, of any modification, reduction or cancellation, (v) shall be for a term of not less than one year, (vi) shall be issued by an insurer licensed in the state in which the Mortgaged Property is located, (vii) shall provide that Mortgagee may, but shall not be obligated to, make premium payments to prevent any cancellation, endorsement, alteration or reissuance, and such payments shall be accepted by the insurer to prevent same,
(viii) shall be satisfactory in form and substance to Mortgagee and shall be approved by Mortgagee as to amounts, form, risk coverage, deductibles, loss payees and insureds, and (ix) shall provide that all claims shall be allowable on events as they occur. Upon demand therefor, Mortgagor shall reimburse Mortgagee for all of Mortgagee's (or its servicer's) reasonable costs and expenses incurred in obtaining any or all of the Policies or otherwise causing the compliance with the terms and provisions of this Section 3. Mortgagor shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable (unless such Insurance Premiums have been paid by Mortgagee pursuant to Section 5 hereof). Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each Policy. If Mortgagor receives from any insurer any written notification or threat of any actions or proceedings regarding the non-compliance or non-conformity of the Mortgaged Property with any insurance requirements, Mortgagor shall give prompt notice thereof to Mortgagee.

     (b) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt notice thereof to Mortgagee.

     4. Payment of Other Charges. Mortgagor shall pay all assessments, water rates and sewer rents, ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Other Charges") as the same become due and payable. Mortgagor will deliver to Mortgagee evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid or are not then delinquent no later than thirty (30) days following the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid. Mortgagor shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property.

     5. Condemnation. Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Subject to the rights of the holder of the First Mortgage, Mortgagee is hereby irrevocably appointed as Mortgagor's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Mortgage. Unless Mortgagor is obligated to pay the same to the holder of the First Mortgage, Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Mortgagee may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable (such application to be without the prepayment consideration provided in the Other Notes, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the full prepayment consideration computed in accordance with the Other Notes). If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Other Notes shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

     6. Representations. Mortgagor represents, warrants and covenants as follows:

          (a) There is no action, suit or proceeding, judicial administrative or otherwise pending or, to the best of Mortgagor's knowledge threatened or contemplated against Mortgagor, or Guarantor or against or affecting the Mortgaged Property that (i) has not been disclosed to Mortgagee and has a material, adverse effect on the Mortgaged Property or Mortgagor's and Guarantor's ability to perform their obligations under any Loan Document or
     (ii) is not adequately covered by insurance, each as determined by Mortgagee in its sole and absolute discretion.

          (b) All certifications, permits and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use and occupancy of the Mortgaged Property as a hotel, including, without limitation, any applicable liquor license (collectively, the "Licenses") have been obtained and are in full force and effect. The Mortgaged Property is in good repair, good order and good condition and free and clear of any damage that would affect materially and adversely the value of the Mortgaged Property as security for the Debt and the Mortgaged Property has not been materially damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil or geological condition), which damage has not been fully repaired. There are no proceedings pending or threatened for the partial or total condemnation of the Mortgaged Property.

          (c) The Mortgaged Property is located on a dedicated, all-weather road, or has access to an irrevocable easement permitting ingress and egress which are adequate in relation to the premises and location on which the Mortgaged Property is located.

          (d) The Mortgaged Property is served by public utilities and services in the surrounding community, including police and fire protection, public transportation, refuse removal, public education, and enforcement of safety codes which are adequate in relation to the premises and location on which the Mortgaged Property is located.

          (e) The Mortgaged Property is serviced by public water and sewer systems which are adequate in relation to the premises and location on which the Mortgaged Property is located.

          (f) The Mortgaged Property has parking and other amenities necessary for the operation of the business currently conducted thereon which are adequate in relation to the premises and location on which the Mortgaged Property is located.

          (g) The Mortgaged Property is a contiguous parcel and a separate tax parcel, and there are no delinquent Taxes or other outstanding charges adversely affecting the Mortgaged Property.

          (h) The Mortgaged Property is not relied upon by, and does not rely upon, any building or improvement not part of the Mortgaged Property to fulfill any zoning, building code or other governmental or municipal requirement for structural support or the furnishing of any essential building systems or utilities, except to the extent of any valid and existing reciprocal easement agreements shown in the title insurance policy insuring the lien of this Mortgage.

          (i) No action, omission, misrepresentation, negligence, fraud or similar occurrence has taken place on the part of any person that would reasonably be expected to result in the failure or impairment of full and timely coverage under any insurance policies providing coverage for the Mortgaged Property.

     7. Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be operated and maintained in a good and safe condition and repair and in keeping with the condition and repair of properties of a similar use, value, age, nature and construction. Mortgagor shall not use, maintain or operate the Mortgaged Property in any manner which constitutes a public or private nuisance or which makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 5 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Premises.

     8. Use of Mortgaged Property. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof, nor shall Mortgagor initiate, join in, acquiesce in, or consent to any zoning change or zoning matter affecting the Mortgaged Property. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee. Mortgagor shall not permit or suffer to occur any waste on or to the Mortgaged Property or to any portion thereof and shall not take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of management. Mortgagor will not install or permit to be installed on the Premises any underground storage tank or above-ground storage tank without the written consent of Mortgagee.

     9. Transfer or Encumbrance of the Mortgaged Property. (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Except for liens and security interests granted by Mortgagor to Mortgagee in connection with the First Note and the Debt, Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred; provided, however, Mortgagee may, in its sole discretion, give such written consent (but shall have no obligation to do so) to any such sale, conveyance, alienation, mortgage, encumbrance, pledge or other transfer, and any such consent may be conditioned upon the satisfaction of such conditions precedent as Mortgagee may require (including, without limitation, the conditions precedent set forth in subsection 12[c] below). Notwithstanding any other provision of this Section 12, Mortgagee will consent, subject to the conditions of subsection 12(c) and provided that no Event of Default has occurred and is continuing, to one sale, conveyance, alienation, mortgage, encumbrance, pledge or other transfer of the Mortgaged Property by the original Mortgagor as set forth in this Mortgage.

     (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Section 12 shall not include (x) transfers made by devise or descent or by operation of law upon the death of a joint tenant, partner or shareholder, subject, however, to all the following requirements: (1) written notice of any transfer under this subsection 12(b)(x), whether by will, trust or other written instrument, operation of law or otherwise, is provided to Mortgagee or its servicer, together with copies of such documents relating to the transfer as Mortgagee or its servicer may reasonably request, (2) control over the management and operation of the Mortgaged Property is retained by Janus American Group, Inc., a Delaware corporation (the AOriginal Principals@, whether one or more) at all times prior to the death or legal incapacity of all the Original Principals and is thereafter assumed by persons who are acceptable in all respects to Mortgagee in its sole and absolute discretion, (3) no such transfer by any of the Original Principals will release the respective estate from any liability as a Guarantor, as more particularly provided in subsection 12(c) below, and (4) no such transfer, death or other event has any adverse effect either on the bankruptcy-remote status of Mortgagor under the requirements of any national rating agency for the Certificates (hereinafter defined) or on the status of Mortgagor as a continuing legal entity liable for the payment of the Debt and the performance of all other obligations secured hereby, or (y) transfers otherwise by operation of law in the event of a bankruptcy, nor shall the meaning include a Lease, but shall be deemed to include (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments; (ii) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; (iii) if Mortgagor, Guarantor, or any general partner of Mortgagor or Guarantor is a corporation, any merger, consolidation or the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders (provided, however, in no event shall this subpart [iii] apply to any Guarantor whose stock, shares or partnership interests are traded on a nationally recognized stock exchange); (iv) if Mortgagor, Guarantor, or any general partner of Mortgagor or Guarantor is a limited liability company or limited partnership, the voluntary or involuntary sale, conveyance or transfer by which an aggregate of more than fifty percent (50%) of the ownership interest in such limited liability company or more than fifty percent (50%) of the limited partnership interests in such limited partnership shall be vested in parties not having an ownership interest as of the date of this Mortgage; and
(v) if Mortgagor, any Guarantor or any general partner of Mortgagor or any Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner, managing partner or joint venturer or the transfer of all or any portion of the partnership interest of any general partner, managing partner or joint venturer.

     (c) Notwithstanding the provisions of subsections 9(a) and (b) above, Mortgagee will give its consent to any transfer consented to by the holder of the First Mortgage.

     (d) Mortgagor agrees to bear and shall pay or reimburse Mortgagee on demand for all reasonable expenses (including, without limitation, all recording costs, taxes, reasonable attorney's fees and disbursements and title search costs) incurred by Mortgagee in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

     10. Changes in the Laws Regarding Taxation. If any law is amended, enacted or adopted after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than forty-five (45) days, to declare the Debt immediately due and payable.

     11. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     12. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

     13. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     14. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of

Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph.

     15. Recording of Mortgage, etc. Upon the execution and delivery of this Mortgage and thereafter, from time to time, Mortgagor will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

     16. Reporting Requirements. Mortgagor agrees to give prompt notice to Mortgagee of the insolvency or bankruptcy filing of Mortgagor or the death, insolvency or bankruptcy filing of any Guarantor.

     17. Events of Default. The term "Event of Default" as used herein shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

          (a) if any portion of the Debt is not paid within five (5) days from the date when the same is due;

          (b) there occurs an Event of Default under any one or both of the First Note and the First Mortgage;

          (c) if there occurs Default under the Loan Agreement, as defined therein;

          (d) if Mortgagor sells, conveys, alienates, mortgages, encumbers, pledges or otherwise transfers any portion of the Mortgaged Property or permits the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, levied, pledged or otherwise transferred without Mortgagee's prior written consent;

          (e) if any representation or warranty of Mortgagor, or of any Guarantor, made herein, in any Loan Document, any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Mortgagee shall have been false or misleading in any material respect when made;

          (f) if Mortgagor or any Guarantor shall make an assignment for the benefit of creditors or if Mortgagor or any Guarantor shall admit in writing its inability to pay, or Mortgagor's or any Guarantor's failure to pay, debts generally as the debts become due;

          (g) if a receiver, liquidator or trustee of Mortgagor or of any Guarantor shall be appointed or if Mortgagor or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or any Guarantor or if Mortgagor or any Guarantor shall admit in writing its insolvency or bankruptcy or if any proceeding for the dissolution or liquidation of Mortgagor or of any Guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Mortgagor or such Guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days;

          (h) subject to Mortgagor's right to contest as provided herein, if the Mortgaged Property becomes subject to any mechanic's, materialman's, mortgage or other lien except a lien for local real estate taxes and assessments not then due and payable;

          (i) if Mortgagor fails to cure properly any violations of laws or ordinances affecting or which may be interpreted to affect the Mortgaged Property;

          (j) except as permitted in this Mortgage, the actual or threatened alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Mortgagee;

          (k) damage to the Mortgaged Property in any manner which is not covered by insurance solely as a result of Mortgagor's failure to maintain insurance required in accordance with this Mortgage;

          (l) if Mortgagor shall default under any term, covenant, or condition of this Mortgage or any of the other Loan Documents, including the Loan Agreement other than as specified in any of the above subparagraphs;

          (m) if all or a substantial part of Mortgagor's assets (other than the Mortgaged Property) are attached, seized, subjected to a writ or distress warrant or are levied upon (unless such attachment, seizure, writ, distress warrant or levy is vacated within sixty [60] days following the date of the same);

          (n) entry of a judgment in excess of $100,000.00 and the expiration of any appeal rights or the dismissal or final adjudication of appeals against Mortgagor (unless such judgment is vacated within sixty [60] days following the date of the same);

          (o) the Mortgage shall cease to constitute a second-priority lien on the Mortgaged Property (other than in accordance with its terms); and

          (p) seizure or forfeiture of the Mortgaged Property, or any portion thereof, or Mortgagor's interest therein, resulting from criminal wrongdoing or other unlawful action of Mortgagor, its affiliates, or any tenant in the Mortgaged Property under any federal, state or local law.

     18. Notice and Cure. Notwithstanding the foregoing, Mortgagee agrees to give to Mortgagor written notice as described below of (a) Mortgagor's failure to pay any part of the Debt when due (a "Monetary Default"), (b) a default referred to in subsection 17(o) above (a "Lien Default") and (c) a default referred to in subsections 17(c),(i) or (1) above (a "Nonmonetary Default"). Mortgagor shall have a period of five (5) days from its receipt of notice in which to cure a Monetary Default (which written notice period may run concurrently with the five [5] day period referred to in subsection 17[a]), shall have a period of twenty (20) days from its receipt of notice to cure a First Lien Default and shall have a period of twenty (20) days from its receipt of notice in which to cure a Nonmonetary Default unless such Nonmonetary Default is not susceptible to cure within such twenty (20) day period, in which case Mortgagor shall commence to cure such Nonmonetary Default within twenty (20) days following notice and diligently prosecute such cure to completion, provided, however, that Mortgagor will provide Mortgagee with such information as Mortgagee may reasonably request concerning the status of any attempted cure of any such Nonmonetary Default and the cure of any such Nonmonetary Default must be completed to the satisfaction of Mortgagee within sixty (60) days of notice in any case. Notwithstanding the foregoing, Mortgagee may, but shall not be required, to give notice of a Monetary Default or a recurrence of the same Nonmonetary Default more frequently than two times in any calendar year. A Monetary Default and/or First Lien Default and/or Nonmonetary Default shall nevertheless be an Event of Default for all purposes under the Loan Documents except that the acceleration of the Debt or other exercise of remedies shall not be prior to the expiration of the applicable cure and/or grace periods provided in Section 17 or in this section.

     19. Remedies. Upon the occurrence of an Event of Default and subject to any applicable cure period, Mortgagee may, at Mortgagee's option, do any one or more of the following:

          (a) Right to Perform Mortgagor's Covenants. If Mortgagor has failed to keep or perform any covenant whatsoever contained in this Mortgage or the other Loan Documents, Mortgagee may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant; and any payment made or expense incurred in the performance or attempted performance of any such covenant, together with any sum expended by Mortgagee that is chargeable to Mortgagor or subject to reimbursement by Mortgagor under the Loan Documents, shall be and become a part of the "Debt," and Mortgagor promises, upon demand, to pay to Mortgagee, at the place where the Note is payable, all sums so incurred, paid or expended by Mortgagee, with interest from the date when paid, incurred or expended by Mortgagee at the Default Rate as specified in the Other Notes.

          (b) Right of Entry. Subject to the rights of the holder of the First Mortgage, Mortgagee may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for the account of Mortgagor and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by the Mortgagee in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property and to apply the remainder of such Rents on the Debt in such manner as Mortgagee may elect. All such costs, expenses, and liabilities incurred by the Mortgagee in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Mortgagor and shall bear interest from the date of expenditure until paid at the Default Rate as specified in the Other Notes, all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, the Mortgagee may invoke any and all legal remedies to dispossess Mortgagor, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by the Mortgagee pursuant to this subparagraph, the Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of the Mortgagee in managing the Mortgaged Property unless such loss is caused by the willful misconduct of the Mortgagee, nor shall the Mortgagee be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. Mortgagor shall and does hereby agree to indemnify the Mortgagee for, and to hold the Mortgagee harmless from, any and all liability, loss, or damage, which may or might be incurred by the Mortgagee under any such Lease or under or by reason hereof or the exercise of rights or remedies hereunder, and from any and all claims and demands whatsoever which may be asserted against the Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any such Lease. Should the Mortgagee incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Rate as specified in the Other Notes, shall be secured hereby, and Mortgagor shall reimburse the Mortgagee therefor immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon the Mortgagee for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make the Mortgagee responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any hazardous substances or environmental conditions on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Mortgagor hereby assents to, ratifies, and confirms any and all actions of the Mortgagee with respect to the Mortgaged Property taken under this subparagraph.

          (c) Right to Accelerate. Mortgagee may, without notice except as provided in Section 18 above, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Mortgagor and all other parties obligated in any manner whatsoever on the Debt, declare the entire unpaid balance of the Debt immediately due and payable, and upon such declaration, the entire unpaid balance of the Debt shall be immediately due and payable.

          (d) Foreclosure-Power of Sale. Mortgagee may institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Mortgage or the complete or partial sale of the Mortgaged Property under the power of sale contained herein or under any applicable provision of law. Mortgagee may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Mortgagor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Mortgaged Property.

          (e) Rights Pertaining to Sales. Subject to the requirements of applicable law and except as otherwise provided herein, the following provisions shall apply to any sale or sales of all or any portion of the Mortgaged Property under or by virtue of subsection (d) above, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

               i) Mortgagee may conduct any number of sales from time to time. The power of sale set forth above shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in Mortgagee's opinion, until the Debt shall have been paid in full.

               ii) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

               iii) After each sale, Mortgagee or an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Mortgagor in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as specified in the Other Notes. Mortgagee is hereby appointed the true and lawful attorney-in-fact of Mortgagor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Mortgagor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or such purchaser or purchasers all such instruments as may be advisable, in Mortgagee's judgment, for the purposes as may be designated in such request.

               iv) Any and all statements of fact or other recitals made in any of the instruments referred to in subparagraph (iii) of this subsection (e) given by Mortgagee shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited.

               v) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Mortgagor to the fullest extent permitted by applicable law.

               vi) Upon any such sale or sales, Mortgagee may bid for and acquire the Mortgaged Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Debt the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder, and any other sums which Mortgagee is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

               vii) Upon any such sale, it shall not be necessary for Mortgagee or any public officer acting under execution or order of court to have present or constructively in its possession any of the Mortgaged Property.

     (f) Mortgagee's Judicial Remedies. Mortgagee may proceed by suit or suits, at law or in equity, to enforce the payment of the Debt to foreclose the liens and security interests of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Mortgagee under this Mortgage or the other Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of the Mortgagee.

     (g) Mortgagee's Right to Appointment of Receiver . Mortgagee, as a matter of right and (i) without regard to the sufficiency of the security for repayment of the Debt, (ii) without notice to Mortgagor, (iii) without any showing of insolvency, fraud, or mismanagement on the part of Mortgagor, (iv) without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, and (v) without regard to the then value of the Mortgaged Property, shall be entitled to the appointment of a receiver or receivers for the protection, possession, control, management and operation of the Mortgaged Property, including (without limitation), the power to collect the Rents, enforce this Mortgage and, in case of a sale and deficiency, during the full statutory period of redemption (if any), whether there be a redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collection of such Rents. Mortgagor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

     (h) Mortgagee's Uniform Commercial Code Remedies. The Mortgagee may exercise its rights of enforcement under the Uniform Commercial Code in effect in the state in which the Mortgaged Property is located.

     (i) Discontinuance of Remedies. In case Mortgagee shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Debt, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

     (j) Remedies Cumulative. All rights, remedies, and recourses of Mortgagee granted in the Note, this Mortgage and the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Mortgagor, the Mortgaged Property, or any one or more of them, at the sole discretion of Mortgagee; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Mortgagor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Mortgagee exercising or pursuing any remedy in relation to the Mortgaged Property prior to Mortgagee bringing suit to recover the Debt; and (vi) in the event Mortgagee elects to bring suit on the Debt and obtains a judgment against Mortgagor prior to exercising any remedies in relation to the Mortgaged Property, all liens and security interests, including the lien of this Mortgage, shall remain in full force and effect and may be exercised thereafter at Mortgagee's option.

     (k) Subordinate Priority.

          i) Notwithstanding any provision of this Mortgage to the contrary, this Mortgage is subject and subordinate to the First Mortgage.

          ii) The First Mortgage and all other documents encumbering all or any part of the Mortgaged Property as security for the First Note are sometimes referred to herein as the "First Security Documents."

          iii) For so long as the First Security Documents remain undischarged of record, notwithstanding any term, provision, or condition of this
     Mortgage:

               A. The lien and security interest upon and in the Mortgaged Property created by this Mortgage are and shall be subordinate to the lien and security interest upon and in the Mortgaged Property created by the First Security Documents; and

               B. To the extent that the provisions of the First Security Documents are inconsistent with the provisions of this Mortgage, the provisions of the First Security Documents shall control and govern.

     (l) Election of Remedies. Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Mortgage or the other Loan Documents or affecting the obligations of Mortgagor or any other party to pay the Debt. For payment of the Debt, Mortgagee may resort to any collateral securing the payment of the Debt in such order and manner as Mortgagee may elect. No collateral taken by Mortgagee shall in any manner impair or affect the lien or security interests given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

     (m) Waivers. Mortgagor hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default except as expressly provided herein; or of Mortgagee's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshalling of assets, a sale in inverse order of alienation or any other right to direct in any manner, the order of sale of any of the Mortgaged Property.

     (n) Statute of Limitations. To the extent permitted by applicable law, Mortgagee's rights hereunder shall continue even to the extent that a suit for collection of the Debt, or part thereof, is barred by a statute of limitations. Mortgagor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt.

     (o) Waiver of Automatic or Supplemental Stay. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Mortgagor (other than an involuntary petition filed by or joined in by Mortgagee), the Mortgagor shall not assert, or request any other party to assert, that the automatic stay under ss. 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage, or any other rights that Mortgagee has, whether now or hereafter acquired, against any guarantor of the Debt. Further, Mortgagor shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ' 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage against any guarantor of the Debt. The waivers contained in this paragraph are a material inducement to Mortgagee's willingness to enter into this Mortgage and Mortgagor acknowledges and agrees that no grounds exist for equitable relief which would bar, delay or impede the exercise by Mortgagee of Mortgagee's rights and remedies against Mortgagor or any guarantor of the Debt.

     (p) Bankruptcy Acknowledgment. In the event the Mortgaged Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then Mortgagee shall immediately become entitled, in addition to all other relief to which Mortgagee may be entitled under this Mortgage, to obtain (i) an order from the Bankruptcy Court or other appropriate court granting immediate relief from the automatic stay pursuant to ss. 362 of the Bankruptcy Code so to permit Mortgagee to pursue its rights and remedies against Mortgagor as provided under this Mortgage and all other rights and remedies of Mortgagee at law and in equity under applicable state law, and (ii) an order from the Bankruptcy Court prohibiting Mortgagor's use of all "cash collateral" as defined under ss. 363 of the Bankruptcy Code. In connection with such Bankruptcy Court orders, Mortgagor shall not contend or allege in any pleading or petition filed in any court proceeding that Mortgagee does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by the Mortgagor to stay, condition, or inhibit Mortgagee from exercising its remedies are hereby admitted by Mortgagor to be in bad faith and Mortgagor further admits that Mortgagee would have just cause for relief from the automatic stay in order to take such actions authorized under state law.

     20. Right of Inspection. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property during normal business hours upon reasonable notice.

     21. Security Agreement. This Mortgage is both a real property mortgage or deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph the "Collateral"). Mortgagor hereby agrees with Mortgagee to execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may from time to time, reasonably consider necessary to create, perfect, and preserve Mortgagee's security interest herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. All or part of the Mortgaged Property are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. In the event of any change in name, identity or structure of any Mortgagor, such Mortgagor shall notify Mortgagee thereof and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Mortgagee's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Mortgagee shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Mortgagor shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Mortgagor's obligations under the Note, this Mortgage and the other Loan Documents. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as Mortgagor's attorney-in-fact, in connection with the Collateral covered by this Mortgage. Notwithstanding the foregoing, Mortgagor shall appear and defend in any action or proceeding which affects or purports to affect the Mortgaged Property and any interest or right therein, whether such proceeding effects title or any other rights in the Mortgaged Property (and in conjunction therewith, Mortgagor shall fully cooperate with Mortgagee in the event Mortgagee is a party to such action or proceeding).

     22. Actions and Proceedings. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     23. Waiver of Setoff and Counterclaim. All amounts due under this Mortgage, the Note and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever. Mortgagor hereby waives the right to assert a setoff, counterclaim or deduction in any action or proceeding in which Mortgagee is a participant, or arising out of or in any way connected with this Mortgage, the Note, any of the other Loan Documents, or the Debt.

     24. Contest of Certain Claims. Notwithstanding the provisions of Sections 4 and 23(h) hereof, Mortgagor shall not be in default for failure to pay or discharge Taxes, Other Charges or mechanic's or materialman's lien asserted against the Mortgaged Property if, and so long as, (a) Mortgagor shall have notified Mortgagee of same within five (5) days of obtaining knowledge thereof;
(b) Mortgagor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Mortgaged Property or any part thereof, to satisfy the same; (c) Mortgagor shall have furnished to Mortgagee a cash deposit, or an indemnity bond satisfactory to Mortgagee with a surety satisfactory to Mortgagee, in the amount of the Taxes, Other Charges or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Mortgaged Property or any part thereof; (d) Mortgagor shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith;
(e) the failure to pay the Taxes, Other Charges or mechanic's or materialman's lien claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Mortgaged Property; and (f) notwithstanding the foregoing, Mortgagor shall immediately upon request of Mortgagee pay (and if Mortgagor shall fail so to do, Mortgagee may, but shall not be required to, pay or cause to be discharged or bonded against) any such Taxes, Other Charges or claim notwithstanding such contest, if in the opinion of Mortgagee, the Mortgaged Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Mortgagee may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Mortgagee, the entitlement of such claimant is established.

     25. Recovery of Sums Required to Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     26. ERISA. (a) Mortgagor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Mortgagee of any of its rights under the Note, this Mortgage and the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     (b) As of the date hereof and throughout the term of this Mortgage, (i) Mortgagor is not and will not be an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Mortgagor do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA.

     (c) As of the date hereof and throughout the term of this Mortgage, (i) Mortgagor is not and will not be a "governmental plan" within the meaning of
Section 3(3) of ERISA, and (ii) transactions by or with Mortgagor are not and will not be subject to state statutes applicable to Mortgagor regulating investments of and fiduciary obligations with respect to governmental plans.

     (d) Mortgagor further covenants and agrees to deliver to Mortgagee such certifications or other evidence from time to time throughout the term of the Mortgage, as requested by Mortgagee in its sole discretion, that (i) Mortgagor is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of
Section 3(3) of ERISA; (ii) Mortgagor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true: (A) equity interests in Mortgagor are publicly offered securities, within the meaning of 29 C.F.R. ss. 2510.3-101(b)(2); (B) less than 25 percent of each outstanding class of equity interests in Mortgagor are held by "benefit plan investors" within the meaning of 29 C.F.R. ss. 2510.3-101(f)(2); or (C) Mortgagor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ss. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     27. Indemnification. In addition to any other indemnifications provided in any of the Loan Documents, Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and save harmless Mortgagee or any person or entity who is or will have been involved in the servicing of this Loan, any person or entity whose name the encumbrance created by this Mortgage is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in this Loan (including but not limited to investors or prospective investors, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective affiliates, subsidiaries, persons controlling or under common control, directors, officers, shareholders, members, partners, employees, agents, servants, representatives, contractors, subcontractors, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in this Loan or the Mortgaged Property, whether during the term of this Loan or as a part of or following a foreclosure of this Loan and including, but not limited to any successors by merger, consolidation or acquisition of all or a substantial portion of Mortgagee's assets and business) (collectively, the "Indemnified Parties"), from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Mortgage or any other Loan Documents; (c) any and all lawful action that may be taken by Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any other Loan Documents; (d) any and all lawful action that may be taken by Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any other Loan Documents, whether or not suit is filed in connection with same, or in connection with Mortgagor, any Guarantor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (e) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (g) any failure on the part of Mortgagor to perform or comply with any of the terms of Sections 2 through 54 of this Mortgage; (h) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (i) any failure of the Mortgaged Property to comply with any laws or ordinances affecting or which may be interpreted to affect the Mortgaged Property, including, without limitation, the Access Laws; (j) any representation or warranty made in the Note, this Mortgage or the other Loan Documents being false or misleading in any respect as of the date such representation or warranty was made; (k) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof under any legal requirement or any liability asserted against Mortgagee with respect thereto; (l) the claims of any lessee to any portion of the Mortgaged Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; (m) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (n) the enforcement by any Indemnified Party of the provisions of this
Section 34; (o) any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (p) any investigation, defense, and settlement incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Mortgagee's sole discretion as a result of a default under Section 33. The obligations and liabilities of Mortgagor under this Section 34 (A) shall survive for a period of one (1) year following any release of this Mortgage executed by Mortgagee and satisfaction of the Loan evidenced by the Loan Documents, and (B) shall survive the transfer or assignment of this Mortgage, the entry of a judgment of foreclosure, sale of the Mortgaged Property by nonjudicial foreclosure sale, or delivery of a deed in lieu of foreclosure (including, without limitation, any transfer by Mortgagor of any of its rights, title and interest in and to the Mortgaged Property to any party, whether or not affiliated with Mortgagor).

     28. Duty to Defend. Upon written request by an Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by an Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, and other professionals in connection therewith. Any amounts payable to any of the Indemnified Parties by reason of the application of Section 34 or this Section shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate specified in the Note from the date loss or damage is sustained by any of the Indemnified Parties until paid.

     29. Notices. Unless oral notice is expressly permitted hereunder any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the first (1st) business day after such notice is tendered to a nationally-recognized overnight delivery service or on the third (3rd) day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, in either instance, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Mortgagor or Mortgagee, as the case may be, shall in like manner designate in writing.

     30. Authority. (a) Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed;
(b) Mortgagor is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (c) Mortgagor is duly qualified to transact business and is in good standing in the state where the Mortgaged Property is located and has all necessary approvals, governmental and otherwise, and full power and authority to own the Mortgaged Property and carry out its business as now conducted and proposed to be conducted; and (d) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

     31. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

     32. Remedies of Mortgagor. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor's remedies shall be limited to injunctive relief or declaratory judgment.

     33. Sole Discretion of Mortgagee. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     34. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor or Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage, or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclosure this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity. It is agreed that the risk of loss or damage to the Mortgaged Property is on the Mortgagor and Mortgagee shall have no liability whatsoever for decline in the value of the Mortgaged Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured.

     35. No Oral Change. This Mortgage may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     36. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. Subject to the provisions hereof requiring Mortgagee's consent to any transfer of the Mortgaged Property, this Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

     37. Inapplicable Provisions. If any term, covenant or condition of this Mortgage is held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

     38. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     39. Counterparts. This Mortgage may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

     40. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Debt" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein and the words "attorneys' fees" shall include any and all attorneys' fees, paralegal and law clerk fees, including, but not limited to, fees at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Mortgaged Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     41. Homestead. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Debt, or any part hereof.

     42. Assignments. Mortgagee shall have the right to assign or transfer its rights under this Mortgage and the other Loan Documents without limitation, including, without limitation, the right to assign or transfer its rights to a servicing agent. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage and the other Loan Documents.

     43. Survival of Obligations; Survival of Warrants and Representations. Each and all of the covenants and obligations of Mortgagor (other than warranties and representations contained herein) shall survive the execution and delivery of the Loan Documents and shall continue in full force and effect until the Debt shall have been paid in full; provided, however, that nothing contained in this paragraph shall limit the obligations of Mortgagor except as otherwise set forth herein. In addition, any and all warranties and representations of Mortgagor contained herein shall survive the execution and delivery of the Loan Documents and (i) shall continue for a period of one (1) year following any release of this Mortgage executed by Mortgagee and satisfaction of the loan evidenced by the Loan Documents, and (ii) shall survive the transfer or assignment of this Mortgage, the entry of a judgment of foreclosure, sale of the Mortgaged Property by non-judicial foreclosure or deed in lieu of foreclosure (including, without limitation, any transfer of the Mortgage by Mortgagee of any of its rights, title and interest in and to the Mortgaged Property to any party, whether or not affiliated with Mortgagee).

     44. Mortgagor's Expense. Mortgagor acknowledges and confirms that Mortgagee shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Mortgaged Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance. Mortgagor further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Mortgaged Property or any part thereof, whether required by law, regulation, Mortgagee or any governmental or quasi-governmental authority. Mortgagor hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Mortgagee from time to time, upon the occurrence of an event set forth in this Section or otherwise. Wherever it is provided for herein that Mortgagor pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Mortgagee, whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise.

     45. Attorneys' Fees. (a) Mortgagor shall pay all legal fees incurred by Mortgagee in connection with (i) the preparation of the Note, this Mortgage and the other Loan Documents; and (ii) the items set forth in Section 52 above, and
(b) Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Mortgaged Property or in collecting any amount payable under the Note, Mortgage or other Loan Documents or enforcing its rights hereunder with respect to the Mortgaged Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Mortgagee until such expenses are paid by Mortgagor.

     46. Covenants Running with the Land. All covenants, conditions, warranties, representations and other obligations contained in this Mortgage and the other Loan Documents are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Mortgagee.

     47. Governing Law; Jurisdiction. THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. MORTGAGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS MORTGAGE.

     48. Time. Time is of the essence in this Mortgage and the other Loan Documents.

     49. No Third Party Beneficiaries. The provisions of this Mortgage and the other Loan Documents are for the benefit of Mortgagor and Mortgagee and shall not inure to the benefit of any third party (other than any successor or assignee of Mortgagee). This Mortgage and the other Loan Documents shall not be construed as creating any rights, claims or causes of action against Mortgagee or any of its officers, directors, agents or employees in favor of any party other than Mortgagor including but not limited to any claims to any sums held in the Tax and Insurance Escrow Fund or the Replacement Escrow Fund.

     50. Relationship of Parties. The relationship of Mortgagee and Mortgagor is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with the Mortgagor, and no term or condition of any of the Loan Documents shall be construed to be other than that of debtor and creditor. Mortgagor represents and acknowledges that the Loan Documents do not provide for any shared appreciation rights or other equity participation interest.

     51. Investigations. Any and all representations, warranties, covenants and agreements made in this Mortgage (and/or in other Loan Documents) shall survive any investigation or inspection made by or on behalf of Mortgagee.

     52. Mechanics' Lien Laws. Mortgagee shall be and hereby is authorized and empowered to do, as mortgagee, all things provided to be done in the mechanic's lien laws of the State of Ohio (including Section 1311.14 of the Ohio Revised
Code), and all acts amendatory or supplementary thereto.

     53. Protective Advances. The Debt secured by this Mortgage shall include unpaid balances of advances made by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, and insurance premiums and for costs incurred for the protection of the Mortgaged Property as provided for in
Section 5301.233 of the Ohio Revised Code, and all acts amendatory or supplementary thereto.

     Mortgagor has executed this instrument the day and year first above written.

                                           MORTGAGOR:

In the presence of:                        JAGI CLEVELAND - HUDSON, LLC, a
                                           Delaware limited liability company

                                           By Janus American Group, Inc.,
                                              a Delaware corporation

/s/ CHARLES S. BADGETT                     By       /s/ JAMES E. BISHOP
-------------------------------            -------------------------------------
Print Name: Charles S. Badgett             Name: James E. Bishop
                                                 Title: President

/s/ ELENA A. ANDERSON
-------------------------------
Print Name: Elena A. Anderson

STATE OF TEXAS    )
                  )  SS.
COUNTY OF  DALLAS )

     Before me, a Notary Public in and for said county and state, personally appeared the above-named JAGI CLEVELAND - HUDSON, LLC, a Delaware limited liability company, by Janus American Group, Inc., a Delaware corporation, its Manager, by James E. Bishop, its President, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and said limited liability company, that the same is the free act and deed of said limited liability company, the free act and deed of said corporation individually and as such manager, and his free act and deed individually and as such officer.

     In testimony whereof, I have hereunto set my hand and official seal at Dallas, TX, this 12th day of August 1998.



                                            /s/ ANGELA BEWLEY
                                            -----------------------------------
                                            Notary Public

This instrument prepared by:

Richard L. Reppert, Esq.
Jones, Day, Reavis & Pogue
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114

                                    EXHIBIT A

                                Legal Description

                                  EXHIBIT "A"

Situated in the Township of Copley, County of Summit, State of Ohio and known as being part of original Copley Township Lot Number 2, also known as being the south 122 feet of Lot Number 14, all of Lot Number 15 and the north 75 feet of Lot Number 16 of the Montrose West Allotment Phase I-Part 2 and Rerecord of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Parcel Number 1-South 122 feet of Lot Number 14.
-----------------------------------------------

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W for a distance of 1298.76 feet to a point, said point being the northwest corner of said Lot Number 14, thence continuing S 00 deg. 13' 30" W for a distance of 96.00 feet to the true place of beginning of the parcel of land hereinafter described;

Thence clockwise along the following five (5) courses and distances;

1) Thence S 89 deg. 46' 30" E for a distance of 400.60 feet to a point, said point being on the western right of way line of Montrose West Avenue (70 feet);

2) Thence S 02 deg. 47' 57" W along said western right of way line for a distance of 19.29 feet to a point, said point being a point of curvature;

3) Thence continuing along said western right of way line along the arc of a curve to the right having the following properties;

            Delta           = 01 deg. 33' 28"
            Radius          = 3784.72 feet
            Tangent         =   51.45 feet
            Chord           =  102.90 feet
            Chord Bearing   = S 03 deg. 34' 41" deg. W for a distance of 102.90
                              feet to a point, said point being the
                              southeast corner of said Lot Number 14;

4) Thence N 89 deg. 46' 30" W along the southern line of said Lot Number 14 for a distance of 393.72 feet to a point, said point being the southwest corner of said Lot Number 14;

5) Thence N 00 deg. 13' 30" E along the western line of said Lot Number 14 and western line of said Montrose West Allotment for a distance of 122.00 feet to a point; said point being the true place of beginning, and containing
     1.1132 acres of land, more or less, and subject to all easements, restrictions, and convenants of record.

Parcel Number 2--All of Lot Number 15
-------------------------------------

Situated in the Township of Copley, County of Summit, State of Ohio and known as being part of original Copley Township Lot Number 2, also known as being all of Lot Number 15 of the Montrose West Allotment Phase I-Part 2 and Rerecord of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W along the western line of said Montrose West Allotment for a distance of 1516.76 feet to a point, said point being the northwest corner and true place of beginning of the parcel of land hereinafter described;

Thence clockwise along the following four (4) courses and distances;

1) Thence S 89 deg. 46' 30" E along the north line of said Lot Number 15, said north line also being the south line of Parcel Number 1 as above described, for a distance of 393.72 feet to a point, said point being on the western right of way line of Montrose West Avenue (70 feet);

2) Thence along the said western right of way line, along the arc of a curve to the right having the following properties;

                  Delta           = 04 deg. 52' 40"
                  Radius          = 3784.72 feet
                  Tangent         =  161.20 feet
                  Chord           =  322.12 feet
                  Chord Bearing   = S 06 deg. 47' 45" W for a distance of 322.21
                                    feet to a point, said point being the
                                    southeast corner of said Lot Number 15;

3) Thence N 89 deg. 46' 30" W along the south line of said Lot Number 15 for a distance of 356.86 feet to a point; said point being the southwest corner of said Lot Number 15;

4) Thence N 00 deg. 13' 30" E along the western line of said Lot Number 15 for a distance of 320.00 feet to a point, said point being the true place of beginning, and containing 2.7738 acres of land, more or less, and subject to all easements, restrictions, and covenants of record.

Parcel Number 3--North 75 feet of Lot Number 16
----------------------------------------------

Situated in the Township of Copley, County of Summit, State of Ohio and known as being part of original Copley Township Lot Number 2, also known as being the north 75 feet of Lot Number 16 of the Montrose West Allotment Phase I-Part 2 and Rerecord of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W along the western line of said Montrose West Allotment for a distance of 1836.76 feet to a point, said point being the northwest corner of said Lot Number 16 and true place of beginning of the parcel of land hereinafter described;

Thence clockwise along the following four (4) courses and distances;

1) Thence S 89 deg. 46' 30" E along the north line of said Lot Number 16, said north line also being the south line of Parcel Number 2 as above described, for a distance of 356.86 feet to a point, said point being on the western right of way line of Montrose West Avenue (70 feet);

2) Thence along the said western right of way line, long the arc of a curve to the right having the following properties;

                Delta           = 01 deg. 09' 05"
                Radius          = 3784.72'
                Tangent         =   38.03'
                Chord           =   76.06'
                Chord Bearing   = S 09 deg. 48' 37.5" W for a distance of 76.06
                                  feet to a point;

3) Thence N 89 deg. 46' 30" W for a distance of 344.19 feet to a point, said point being on the western line of said Lot Number 16;

4) Thence W 00 deg. 13' 30" E along said western line for a distance of 75.00 feet to a point, said point being the true place of beginning, and containing 0.6037 acres of land, more or less, and subject to all easements, restrictions, and covenants of record.

The total acreage of all three parcels in 4.4907 acres.

Excepting therefrom the following described premises:

Situated in the Township of Copley, County of Summit, State of Ohio, and known as being part of original Copley Township Lot Number 2, also known as being the south 42.42 feet of Original Lot Number 15 and north 75.00 feet of Original Lot Number 16 of the Montrose West Allotment Phase I-Part 2 and Re-record of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W. along the western line of said Montrose West Allotment for a distance of 1836.76 feet to a point, said point being the northwest corner of Lot Number 16 of said Montrose West Allotment, said point also being the True Place of Beginning of the parcel of land hereinafter described, thence clockwise along the following five (5) courses and distances:

1. Thence N 00 deg. 13' 30" E. along the westerly line of said Lot Number 15 for a distance of 42.42 feet to a point;

2. Thence S 89 deg. 46' 30" E. for a distance of 363.33 feet to a point, said point being on the westerly right of way line of Montross West Avenue (75 feet wide);

3. Thence along said westerly right of way line along the arc of a curve to the right having the following properties:

                Delta           = 01 deg. 48' 04"
                Radius          = 3784.72
                Tangent         =   59.49
                Chord           =  118.97
                Chord Bearing   = S 09 deg. 29' 10" W. for a distance of 118.98
                                  feet to a point;

4. Thence N 89 deg. 46' 30" W. for a distance of 344.18 feet to a point, said point being on the westerly line of said Lot Number 16;

5. Thence N 00 deg. 13' 30" E. along the westerly line of said Lot Number 16 for a distance of 75.00 feet to the True Place of Beginning and containing
     0.9544 of an acre of land of which 0.6037 of an acre is in Lot Number 16 and 0.3507 of an acre is in Lot Number 15, more or less, and subject to all easements, restrictions and covenants of record as surveyed under the supervision of L. Terry Frease, P.S., Number 5917, for GPD Associates, in September of 1992.

                                                                       EXHIBIT A

PARCEL 1

Situated in the Township of Jackson, County of Stark and State of Ohio: and known as being part of the Northwest Quarter of Section No. 24, Township 11, Range 9, Jackson Township, and being further described as follows:

Beginning at an iron pin at the Southeasterly corner of said Northwest Quarter of Section No. 24; thence from said place of beginning North 2 deg. 14' 12" East, measured along the Easterly line of said Northwest Quarter of Section No. 24 and along the center line of Dressler Road, Proposed, 80 feet wide, 1065.06 feet to a point therein; Thence North 87 deg. 45' 48" West, 40.00 feet to a point in the Westerly line of said Dressler Road, proposed, which is the principal place of beginning for premises herein described; Thence from said principal place of beginning North 56 deg. 05' 21" West, 83.99 feet to a point in the Southeasterly curved line of Everhard Road, 80 feet wide; Thence Northeasterly, along said Southeasterly curved line of Everhard Road, 25.00 feet along the arc of a circle, deflecting to the right, said arc having a radius of 1870.73 feet and a chord which bears North 65 deg. 19' 32" East, 25.00 feet to a point of compound curvature at the Southwesterly end of a curved turnout, between said Southeasterly curved line of Everhard Road and said Westerly line of Dressler Road, Proposed; Thence Northeasterly and Southeasterly along said curved turnout, 69.16 feet along the arc of a circle, deflecting to the right, said arc having a radius of 34.00 feet and a chord which bears South 56 deg. 01' 39" East, 57.83 feet to a point of tangency in said Westerly line of Dressler Road Proposed; Thence South 2 deg. 14' 12" West, measured along said Westerly line of Dressler Road, Proposed, 25.00 feet to the principal place of beginning.

PARCEL 2

Situated in the Township of Jackson, County of Stark and State of Ohio: and known as being part of the Northwest Quarter of Section No. 24, Township 11, Range 9, Jackson Township, and being further described as follows:

Beginning at an iron pin at the Southeasterly corner of said Northwest Quarter of Section No. 24; Thence from said place of beginning North 2 deg. 14' 12" East, measured along the Easterly line of said Northwest Quarter of Section No. 24 and along the center line of Dressler Road, Proposed, 80 feet wide, 588.34 feet to a point therein; Thence North 87 deg. 53' 14" West, 40.00 feet to a point in the Westerly line of said Dressler Road, Proposed, which is the principal place of beginning for premises herein described; Thence from said principal place of beginning, continuing North 87 deg. 53' 14" West, 696.8 feet to a point in the Southeasterly curved line of Everhard Road, 80 feet wide; Thence Northeasterly along said Southeasterly curved line of Everhard Road, 696.47 along the arc of a circle, deflecting to the right, said arc having a radius of 1870.73 feet and a chord which bears North 50 deg. 26' 55" East, 692.45 feet to a point therein; Thence South 56 deg. 51' 03" East, 210.46 feet to a point in said Westerly line of Dressler Road, Proposed. Thence South 2 deg. 14' 12" West, measured along said Westerly line of Dressler Road Proposed, 351.81 feet to the principal place of beginning.

                                                                       EXHIBIT A
PARCEL NO. 1:

Situated in the City of Independence, County of Cuyahoga and State of Ohio and known as being part of Original Independence Township Lot No. 21, Tract No. 2, West of River and is bounded and described as follows:

Beginning at a 1" iron pin monument found in the centerline of Rockside Road, 80 feet in width, at its intersection with the Westerly line of said Lot No. 21;

Thence South 73 deg. 38' 43" East, 1074.21 feet along the centerline of Rockside Road, passing through a 1" iron pin monument at 928.43 feet;

Thence North 06 deg. 00' 22" East 190.66 feet along the Easterly line of land conveyed to William F. Bay by the deed recorded in Volume 9487, Page 564 of Cuyahoga County Deed Records and the most Easterly line of land conveyed to George Hajek and Stella Hajek by the deed recorded in Volume 4871, Page 402 of Cuyahoga County Deed Records, to the principal place of beginning, of the premises herein to be described;

Thence North 83 deg. 59' 38" West, 143.30 feet to a point;

Thence South 06 deg. 00' 22" West, 14.00 feet to a point of compound curvature in the Northeasterly line of Frontage Road, 60 feet in width, also being on the Northeasterly line of Parcel No. 410AWD as shown by the deed to the State of Ohio recorded in Volume 12396, Page 621 of Cuyahoga County Deed Records;

Thence Northwesterly along the arc of a circle deflecting to the left 45.24 feet, said arc having a radius of 142.47 feet and a chord which bears North 64 deg. 33' 46" West, 45.05 feet along the Northeasterly line of Frontage Road to a point of tangency therein,

Thence North 73 deg. 39' 37" West, 275.63 feet along said Northeasterly line to a point of curvature in the Northeasterly line of Parcel No. 410WD as shown by the deed to the State of Ohio recorded in Volume 12389, Page 491 of Cuyahoga County Deed Records.

Thence Northwesterly along the arc of a curve deflecting to the right, 45.85 feet, said arc having a radius of 32.00 feet and a chord which bears North 32 deg. 36' 32" West 42.03 feet to a point of tangency in the Easterly line of Frontage Road;

Thence North 08 deg. 26' 33" East 548.15 feet along said Easterly line to the Southerly line of land conveyed to Frank Trem and Ruth Trem by the deed recorded in Volume 12379, Page 357 of Cuyahoga County Deed Records;

Thence South 81 deg. 34' 00" East 146.47 feet along said Southerly line to an angle point therein;

Thence North 87 deg. 54' 35" East, 316.70 feet along said Southerly line and the Northerly line of land so conveyed to George Hajek and Stella Hajek as aforementioned;

Thence South 06 degrees 00' 22" West, 669.32 feet along the Easterly line of land so conveyed to George Hajek and Stella Hajek to the principal place of beginning, according to a survey by Dempsey & Neff Inc., dated October 18, 1994.

PARCEL NO. 2

Situated in the City of Independence, County of Cuyahoga and State of Ohio and known as being part of original Independence Township Lot No. 21, Tract No. 2, West of River and bounded and described as follows:

Beginning at a 1" iron pin monument found in the centerline of Rockside Road, 80 feet in width, at its intersection with the Westerly line of said Original Lot No. 21;

Thence South 73 deg. 38' 43" East, 551.77 feet along the centerline of Rockside Road to its intersection with the Easterly line of land conveyed to S-I-D Management Co., by deed dated August 4, 1967 and is recorded in Volume 12149, Page 333 of Cuyahoga County Deed Records;

Thence North 08 deg. 23' 17" East, 96.00 feet along the Easterly line of land so conveyed to the most Southerly corner of Parcel No. 409WD conveyed to the State of Ohio by the deed recorded in Volume 12357, Page 639 of Cuyahoga County Deed Records;

Thence North 23 deg. 36' 20" West, 69.41 feet along the Southwesterly line of said Parcel No. 409WD and a Southwesterly line of Frontage Road, 60 feet in width, to an angle point therein,

Thence North 08 deg. 26' 33" East, 413.00 feet along the Westerly line of said Parcel No. 409WD and Frontage Road to its intersection with the Northerly line of land conveyed to C-C Restaurant LTD-9 dated December 12, 1985 and recorded in Volume 85-6917, Page 63 of Cuyahoga County Deed Records and the principal place of beginning of the premises herein to be described;

Thence North 81 deg. 33' 27" West, 166.00 feet along the Northerly line of land so conveyed to an angle point therein;

Thence South 77 deg. 59' 26" West, 162.50 feet along said Northerly line, parallel to a line drawn between the center of the existing transmission towers, to the Easterly line of Parcel No. 409WL as conveyed to the State of Ohio by the deed recorded in Volume 12357, Page 639, said Easterly line also being the Easterly line of Interstate Route 77,

Thence North 16 deg. 49' 33" East, 415.27 feet along said Easterly line to an angle point therein;

Thence North 54 deg. 52' 41" East, 75.61 feet along said Easterly line to an angle point therein;

Thence North 21 deg. 37' 43" East, 209.82 feet along said Easterly line to the Northeasterly corner of Parcel No. 409WL as aforementioned and the Northerly line of Original Lot No. 21;

Thence North 88 deg. 11' 40" East, 193.93 feet along said Northerly line of Original Lot No. 21 to the Northeasterly corner of land so conveyed to S-I-D Management Co., as aforesaid;

Thence South 08 deg. 23' 17" West, 217.39 feet along the Easterly line of land so conveyed to the most Northerly corner of Parcel No. 409WD as aforementioned and the Westerly line of Frontage Road;

Thence Southwesterly along the arc of a curve deflecting to the left, 233.15 feet, said arc having a radius of 749.38 feet and a chord which bears South 17 deg. 21' 20" West, 232.21 feet along said Westerly line to a point of tangency therein;

Thence continuing South 08 deg. 26' 33" West, 198.16 feet along said Westerly line to the principal place of beginning, according to a survey by Dempsey & Neff, Inc., dated October, 18, 1994.


                                             SCHEDULE TO EXHIBIT 10.29

                                   OTHER SECOND MORTGAGE AND SECURITY AGREEMENTS

                                                        I.
------------------------------------------------------------ ---------------------------------------------------------
                     Name of Mortgagor                       JAGI Cleveland - Independence, LLC, a Delaware limited
                                                             liability company
------------------------------------------------------------ ---------------------------------------------------------
                   Amount of First Note                                            $21,800,000
------------------------------------------------------------ ---------------------------------------------------------
                         Exhibit A                                       Legal Description of Real Estate
------------------------------------------------------------ ---------------------------------------------------------

                                                        II.

------------------------------------------------------------ ---------------------------------------------------------
                     Name of Mortgagor                       JAGI Montrose West, LLC, a Delaware limited liability
                                                             company
------------------------------------------------------------ ---------------------------------------------------------
                   Amount of First Note                                             $3,500,000
------------------------------------------------------------ ---------------------------------------------------------
                         Exhibit A                                       Legal Description of Real Estate
------------------------------------------------------------ ---------------------------------------------------------

                                                       III.

------------------------------------------------------------ ---------------------------------------------------------
                     Name of Mortgagor                       JAGI North Canton, LLC, a Delaware limited liability
                                                             company
------------------------------------------------------------ ---------------------------------------------------------
                   Amount of First Note                                             $5,400,000
------------------------------------------------------------ ---------------------------------------------------------
                         Exhibit A                                       Legal Description of Real Estate
------------------------------------------------------------ ---------------------------------------------------------